UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2007
Alleghany Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-9371	51-0283071

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Times Square Tower, 17th Floor, New York, New York		10036

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 752-1356
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
EX-3.2: AMENDED AND RESTATED BY-LAWS
EX-10.1: AMENDED AND RESTATED RETIREMENT PLAN OF THE COMPANY
EX-10.2: AMENDED AND RESTATED OFFICERS DEFERRED COMPENSATION PLAN
EX-10.3: AMENDED AND RESTATED RESTRICTED STOCK UNIT SUPPLEMENT
EX-10.4: 2005 MANAGEMENT INCENTIVE PLAN
EX-10.5: 2002 LONG-TERM INCENTIVE PLAN

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          (e) Plan Amendments and Salary Adjustments
          At its meeting on October 16, 2007, the Board of Directors (the “Board”) of Alleghany Corporation (the “Company”), upon the recommendation of the Compensation Committee of the Board, approved and adopted amendments to the following compensation plans of the Company: (i) the Retirement Plan, (ii) the Officers and Highly Compensated Employees Deferred Compensation Plan, (iii) the Restricted Stock Unit Supplement to the 2005 Directors’ Stock Plan, (iv) the 2005 Management Incentive Plan, and (v) the 2002 Long-Term Incentive Plan (collectively, the “Plans”).
          The amendments to the Plans were primarily intended to conform the Plans with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) and, in general, include: (i) specifying the time for all payments under the Plans, (ii) specifying the time for making elective deferrals, the timing and form of distributions under such Plans and the procedures for making and changing participant elections with respect thereto, and (iii) providing for the delayed payment of deferred compensation amounts due to any “specified employee,” as such term is defined in Section 409A, and for interest on the amount delayed to compensate for such delay.
          The foregoing description of the amendments to the Plans is qualified in its entirety by reference to the Plans as amended, which are filed herewith as Exhibits 10.1 through 10.5 and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          At its October 16, 2007 meeting, the Board approved and adopted the following amendments to the Company’s Amended and Restated By-laws (the “By-laws”) to allow for the issuance of uncertificated shares:
          1.    Section 1 of Article VII was amended in its entirety to read as follows:
          Section 1. Certificates of Stock
     Shares of the capital stock of the Corporation may be certificated or uncertificated, as provided under the General Corporation Law of the State of Delaware (the “DGCL”). Each stockholder, upon written request to the transfer agent or registrar of the Corporation, shall be entitled to a certificate of the capital stock of the Corporation in such form as may be approved by the Board of Directors and shall be signed, manually or by facsimile, by the Chairman of the Board, President, Executive Vice President, a Senior Vice President or a Vice

President, and by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary, and sealed with the seal of Corporation or a facsimile thereof.
     To the extent required by the DGCL, within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice that shall set forth the name of the Corporation, that the Corporation is organized under the laws of the State of Delaware, the name of the stockholder, the number and class (and the designation of the series, if any) of the shares represented, any restrictions on the transfer or registration of such shares of stock imposed by the Certificate of Incorporation, these By-Laws, any agreement among stockholders or any agreement between stockholders and the Corporation, and any other information required to be set forth or stated on stock certificates pursuant to the DGCL.
          2.    Section 2 of Article VII is amended in its entirety to read as follows:
          Section 2. Transfers
     The Board of Directors shall have power and authority to make all such rules and regulations as it may deem expedient concerning the issue, transfer and registration of shares of stock, whether certificated or uncertificated. The Board of Directors may appoint Transfer Agents and Registrars thereof.
          3.    Section 5 of Article VII is amended in its entirety to read as follows:
          Section 5. Warrants
     The foregoing provisions relative to shares of capital stock of the Corporation shall also apply to allotments, warrants or other rights representing shares of capital stock in the Corporation which may be issued from time to time by a vote of the Board of Directors in such form as they may approve.
          The ability to issue uncertificated shares allows the Company to participate in the Direct Registration System (the “DRS”), which is currently administered by the Depositary Trust Company. Pursuant to New York Stock Exchange (“NYSE”) Rules, all NYSE-listed companies must be eligible to participate in the DRS. The DRS allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker dealers in order to effect transactions without the risk and delays associated with transferring physical certificates. The By-laws as amended continue to provide however that each registered stockholder shall be entitled to receive a stock certificate upon written request to the transfer agent or registrar of the Company.
          A copy of the Amended and Restated By-Laws, as amended, is filed herewith as Exhibit 3.2 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

3.2	Amended and Restated By-Laws of the Company, as amended October 16, 2007.

10.1	Amended and Restated Retirement Plan of the Company.

10.2	Amended and Restated Officers and Highly Compensated Employees Deferred Compensation Plan

10.3	Amended and Restated Restricted Stock Unit Supplement to the 2005 Directors’ Stock Plan

10.4	2005 Management Incentive Plan, as amended

10.5	2002 Long-Term Incentive Plan, as amended

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLEGHANY CORPORATION
Date: October 22, 2007	By:	/s/ Roger B. Gorham
		Name:	Roger B. Gorham
		Title:	Senior Vice President (and chief financial officer)

Index to Exhibits

Exhibit Number	Exhibit Description

3.2	Amended and Restated By-Laws of the Company, as amended October 16, 2007.

10.1	Amended and Restated Retirement Plan of the Company.

10.2	Amended and Restated Officers and Highly Compensated Employees Deferred Compensation Plan

10.3	Amended and Restated Restricted Stock Unit Supplement to the 2005 Directors’ Stock Plan

10.4	2005 Management Incentive Plan, as amended

10.5	2002 Long-Term Incentive Plan, as amended